Exhibit 99.1

Investor Presentation September 2023 | NASDAQ: IONM

Disclaimer & Safe Harbor

Cautionary Note regarding Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of applicable securities laws. Forward-looking statements may generally be identified by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," "target," or "continue" and variations or similar expressions. Forward-looking statements include, but are not limited to, statements regarding our strategic review process including, the timing and scope of the process, the types of transactions if any that the Company may determine to pursue, the value of such transactions to stockholders and the outcome of the review process, increasing managed cases and remote neurology managed cases, forecasts of managed cases and remote neurology managed cases, forecasts of market growth, improving cash collections, lowering costs of delivery, addressing accounts receivable reserve issues, improving margin, exiting revenue share agreements, the effect of cost reductions and projected savings, financial projections, including the company being Adjusted EBITDA and cash flow positive in 2023, opportunities for expansion through acquisitions and mergers, increasing commercial volume in-network in 2023, leveraging in network contracts to accelerate cash flow, increasing predictability of revenue, resolving and collecting on outstanding amounts due and payable, collection of ERTC, becoming a market leader in IONM clinical research, increasing the Company's standing in the IONM community, continued investment in technologist training and development and other similar statements. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks include risks regarding the structure and timing of the review process, whether the objectives of the strategic alternative review process will be achieved; the terms, structure, benefits and costs of any strategic transaction; the timing of any transaction and whether any transaction will be consummated at all; the risk that the strategic alternatives review and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally; the risk the strategic alternatives review could divert the attention and time of the Company's management, the risk of any unexpected costs or expenses resulting from the review; the risk of any litigation relating to the review, risks regarding our patient volume or cases not growing as expected, or decreasing, which could impact revenue and profitability; unfavorable economic conditions could have an adverse effect on our business; risks related to increased leverage resulting from incurring additional debt; the policies of health insurance carriers may affect the amount of revenue we receive per managed case thereby decreasing profitability; our ability to successfully market and sell our products and services; we may be subject to competition and technological risk which may impact the price and amount of services we can sell and the nature of services we can provide; regulatory changes that are unfavorable in the states where our operations are conducted or concentrated; our ability to comply and the cost of compliance with extensive existing regulation and any changes or amendments thereto; the outcome of the ongoing civil investigation of the Department of Justice; costs related to being a public company making our business less profitable; changes within the medical industry and third-party reimbursement policies and our estimates of associated timing and costs with the same; our ability to adequately forecast expansion and the Company's management of anticipated growth; and risks and uncertainties discussed in our most recent annual and quarterly reports filed with the United States Securities and Exchange Commission, including our annual report on Form 10-K filed on March 31, 2023, and with the Canadian securities regulators and available on the Company's profiles on EDGAR at www.sec.gov and SEDAR at www.sedar.com, which risks and uncertainties are incorporated herein by reference. Readers are cautioned not to place undue reliance on forward-looking statements. Except as required by law, Assure does not intend, and undertakes no obligation, to update any forward-looking statements to reflect, in particular, new information or future events.

Non-GAAP Financial Measures

This presentation includes certain measures which have not been prepared in accordance with Generally Accepted Accounting Principals ("GAAP") such as Adjusted EBITDA. We define EBITDA as net income/(loss) before interest expense, provision for income taxes, depreciation and amortization. We calculate Adjusted EBITDA as EBITDA further adjusted to exclude the effects of the following items: share-based compensation, gain on payroll protection program loan and gain on extinguishment of acquisition debt. We exclude share-based compensation because this represents a non-cash charge and our mix of cash and share-based compensation may differ from other companies, which effects the comparability of results of operations and liquidity. We exclude gain on payroll protection program loan and gain on extinguishment of acquisition debt because these are non-recurring items and we believe their inclusion is not representative of operating performance. Adjusted EBITDA is not an earnings measure recognized by GAAP and does not have a standardized meaning prescribed by GAAP. Management believes that Adjusted EBITDA is an appropriate measure in evaluating the Company's operating performance. Management uses Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. Management believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. Readers are cautioned that Adjusted EBITDA should not be construed as an alternative to net income (as determined under GAAP), as an indicator of financial performance or to cash flow from operating activities (as determined under GAAP) or as a measure of liquidity and cash flow. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. We attempt to compensate for these limitations by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures presented on slide 21 and not rely on any single financial measure to evaluate our business.

Key Performance Metrics

This presentation contains key performance metrics that management of the Company utilizes to determine operational performance from period to period. These metrics include managed cases and remote neurology managed cases. We define managed cases as all technical cases Assure performs and any cases where the professional bill is from a 100% owned Assure entity and excludes cases when a global bill is presented and we calculate it based on bills presented during the relevant measurement period. We define remote neurology managed cases as a subset of managed cases where Assure's remote neurology platform is utilized and billed. Management believes that managed cases and remote neurology managed cases are important measures of the Company's operational performance because it is a consistent measurement to evaluate patient revenue streams.

Assure Neuromonitoring | 2

Who We Are

Assure Holdings is a **healthcare services** company providing best-in-class, outsourced

Intraoperative Neurophysiological Monitoring ("IONM")

IONM Medical Services

A group of procedures used during surgery that assists surgeons in preventing damage and preserving functionality of the nervous system.[1]

Technologist

- Assure employed board-certified technologist on-site with surgeon in operating room
- Performs ~200 managed cases/year*

Tele-Neurology

- Neurologist services performed remotely
- Low fixed cost per case with neurology partner
- Highly scalable

Assure Operations

Providing technical and professional medical services


OPERATING ROOM
SURGEON
PATIENT
TECHNOLOGIST
TECHNICAL BILL
REMOTE NEUROLOGY SERVICES
REMOTE PROVIDER
PROFESSIONAL BILL

* See Safe Harbor for definition of managed cases

[1] https://www.hopkinsmedicine.org/neurology_neurosurgery/centers_clinics/ionm/

Assure Neuromonitoring | 3

Company Overview A telehealth remote neurology services company with exceptional capabilities in IONM Supporting a growing network of providers Best in class outsourced IONM provider M&A Successful record of being a consolidator of the market Assure Neuromonitoring | 5 Opportunities for Vertical E xpansion into EEG and other adjacent services and markets 200 Surgeons with a 95% retention rate 130 Hospitals & Surgery Centers

IONM Market Overview

What

- Real time observation & analysis of neural structures during surgery
- **IONM regarded as standard of care in the U.S.**
- **Est. $2B U.S. market growing at 10%**
- Highly fragmented industry

Why

- Immediate feedback to a surgeon before neurological deficits or injury
- Reduces surgical complications
- Saves healthcare system money
- **Improves patient outcomes**

When

- Neurosurgeries, spine, vascular, ENT, orthopedic & other invasive surgeries
- Expanding geriatric population & increasing chronic diseases
- Growth in number of surgeries



Assure Managed Cases*
Rapidly growing volume of cases managed
Assure 5-Year CAGR = ~63%
3,000
6,400
9,900
17,400
21,600
2018
2019
2020
2021
2022

* See Safe Harbor for definition of managed cases

Assure Neuromonitoring | 6

Assure Platform

Core Competencies support IONM… move to future verticals



IONM
Legacy Verticals
Core Competencies
Remote Neurology Services
Vertical Opportunities
Spine
Neurosurgery
Vascular
ENT
Orthopedic
Clinical Operations
Revenue Cycle Mgmt.
Managed Care
Business Operations
Accounting/Finance
Training & Development
M&A
IONM
EEG
Epilepsy
Sleep Study
Stroke

Assure Neuromonitoring | 7

Competitive Landscape

Assure is the only pure plan publicly traded IONM company

	Provider	Estimated Number of 2022 IONM Surgeries	Dedicated Technologist	IONM Specific Company	Professional Oversight on 100% of Cases	100% of Technologists Board Certified	In House Patient Advocate Team	Provides Remote Neurology Services	Cost Savings to Facility	Bundled Services to Hospital
IONM Companies	ASSURE Neuromonitoring	14,500	✓	✓	✓	✓	✓	✓	✓	✓
	Medsurant	~45,000	✓	✓	✓	✓		✓		
	mPower Health	~40,000		✓	✓				✓	
	Local Providers	~500,000	✓	✓					✓	
In-House Neuromonitoring	Hospitals	~700,000	✓	✓			✓	✓		
Bundled Product Companies	NuVasive	~120,000					✓	✓		✓
	Specialty Care	~120,000			✓		✓	✓		✓

Our Competitive Advantage

- Digital Transformation
- Integrated Offering
- High Velocity Collections
- Deep Clinical Expertise
- Track Record of Successful M&A
- Remote Neurology Upside

Assure Neuromonitoring | 10

2023 Corporate Objectives Explore Strategic Alternatives In - Network Agreements Cash Collections Clinical Leadership • Board of Directors initiated a process to explore strategic alternatives in September 2023 • Evaluating a broad range of options • No assurance the review will result in pursuing or completing a transaction • Retained Joseph Gunner & Co. LLC to advise • Use data and analytics to evangelize the value Assure and IONM provides to insurance payors • Dr ive in - network volume in 2023 • Leverage in network agreements in our largest markets • Leverage internal RCM process • Leverage January 2022 implementation of ‘No Surprises Act’ legislation • Work to resolve and collect outstanding amounts due from two hospital groups in Louisianna • File to collect ERTC • Increase standing within IONM industry • Invest in technologist training and development • Train students to meet Assure clinical standard of care Assure Neuromonitoring | 11 * See Safe Harbor for definition of managed cases

2022 Financial Results

2022 was a challenging year given downward pressure on reimbursements across the industry

Gross to Net Revenue



($m)
$28.9
($17.9)
$11.0
Gross Revenue
Bad Debt
Net Revenue

Net Loss



($m)
$(2.8)
$(30.1)
2021
2022

Adj. EBITDA **



($m)
$1.1
$(18.5)
2021
2022

- Downward pressure on reimbursement across the industry drove decline in revenue
- Bad debt related to covid impacted 2020 receivables
- Cash collections improved

- Net loss impacted by a $3.5M non-cash goodwill impairment charge, $3.1M million in accelerated intangible amortization and bad debt of $17.9M
- Reimbursement challenges across the industry and mid-year reset of the Texas arbitration benchmark impacted profitability
- Cost reduction initiatives implemented in 2022

** See reconciliations of non-GAAP results in the Appendix and the explanation of Non-GAAP Financial Measures in the cautionary notes

Assure Neuromonitoring | 12

Six Months Ended June 30, 2023 Financial Results Gross to Net Revenue ($m) Adj. EBITDA ** ($m) Assure Neuromonitoring | 12 ** See reconciliations of non - GAAP results in the Appendix and the explanation of Non - GAAP Financial Measures in the cautionary notes Net Loss ($m) • Downward pressure on reimbursement s across the industry drove decline in revenue Downward pressure on reimbursements persists across the industry in 2023 • Net loss impacted by a $ 1.7 M gain on loan forgiveness in 6M 2022. • Loss from operations improved by $1.6M from ($10.4) million to ($8.8) million • Cost reduction initiatives implemented in 2022 $8.8 $5.1 ($3.7) Gross Revenue Bad Debt Net Revenue $(7.2) $(9.6) 6M 2022 6M 2023 $(7.6) $(8.0) 6M 2022 6M 2023

2021 2022 2023 2021 2022 2023 2021 2022 2023 $1.9 $2.4 $2.1 $3.5 $4.2 $4.6 $4.5 $3.3 $3.8 $4.2 T6M DOS Collected – by Quarter Assure Neuromonitoring | 13 Significance of Cash Receipts Cash collection is primary factor impacting accrual rate, bad debt, earnings and value of the business Collecting ~65% within 6 months and ~85% within 12 months $2.3 $2.6 $2.4 $3.7 $4.7 $5.5 $5.2 $5.1 $4.3 $4.9 TTM DOS Collected – by Quarter $2.5 $2.9 $2.6 $3.8 $5.3 $5.8 $5.5 $5.4 $5.1 $5.5 T24M DOS Collected – by Quarter

Summary Balance Sheets and Cap Table R aised $6 million in equity offering in May 2023 Assure Neuromonitoring | 14 * Related to convertible debt, private placement and credit facility issuances Cap Table As of June 30, 2023 Outstanding shares 5,422,014 Outstanding warrants 194,974 Outstanding stock options 4 7,370 Convertible notes (Not yet converted) 30,584 Total 5,694,942 Select Balance Sheet Items ($USD Millions) 6 /3 0 /202 3 12/31/202 2 Cash $ 3.1 $ 0.9 Accounts Receivable, Net Other Assets 9 .1 8. 0 15.1 8.2 Total Assets $ 2 0 .2 $ 24 . 2 Accounts Payable & Accrued Liabilities $ 3.4 $ 2. 9 Finance Leases 1. 2 1.5 Debt 1 3.3 1 2.8 Other Liabilities 1. 0 1. 6 Total Liabilities $ 18. 9 $ 1 8.8 Total Shareholders' Equity $ 1.3 $ 5.4

Beth Lindstrom VP, Clinical Operations Sherri Wagner VP, Human Resources Paul Webster SVP, Revenue Cycle & Managed Care John Price Chief Financial Officer Seasoned Management Team Assure Neuromonitoring | 15 John Farlinger Executive Chairman & CEO Jerod Powell Chief Information Officer

Accomplished Board of Directors ■ 25 + years of technology, operations and capital markets experience ■ Former Chair and CEO of Urban Communications, CEO of Titan Communications and Adzilla ■ Drove multiple corporate exits John A. Farlinger, CPA CA (Chair) ■ 20+ years of experience as a board - certified neurosurgeon ■ Currently a board member of the Tallahassee Memorial Hospital Dr. Christopher Rumana ■ Over four decades of management experience in health care ■ Served as president and CEO of the Colorado Hospital Association and before that the West Virginia Hospital Association Steven Summer John Flood ■ 35+ years of capital markets, operations, business building and governance experience ■ Co - founded and served as chairman and managing partner of Craig - Hallum Capital Group Assure Neuromonitoring | 16

Contact Us Assure Holdings 7887 E. Belleview Ave., Suite 500, Denver, CO (720) 617 - 2526 www.assureneuromonitoring.com Company Contact John Farlinger Executive Chairman and CEO John.Farlinger@assureiom.com Investor Relations Assure Neuromonitoring | 18

Appendix NASDAQ: IONM

How Assure Solves Problems for its Stakeholders

	SURGEONS	HOSPITALS	INSURANCE	PATIENTS
Pain Points	❹ Under-trained IONM technologists ❹ Lack of continuity and trust with technologists ❹ Burdened with operational services ❹ Limited opportunity to benefit from revenue share	❹ Patient care and liability issues ❹ IONM treated as non-core competency ❹ Costly burdens on smaller and regional hospitals associated with staffing, training, and equipment	❹ Managing anxious and at-risk client patients ❹ Substantial costs associated with client patients injured during invasive surgery ❹ Limited understanding of IONM services	❹ Ensuring quality of life during and after complex surgery ❹ Understanding IONM benefits and process ❹ Navigating out-of-network insurance billing
ASSURE Neuromonitoring	✓ Trained and certified technologists ✓ Technologists matched with surgeons to foster relationship ✓ Full suite of operational services ✓ Doctors can benefit from revenue share	✓ Expertise helps prevent additional surgeries, impairment, and litigation ✓ Provide patient education, physician relationship management, expert monitoring services, surgical scheduling and in-house billing assistance	✓ Dedicated technologists and professional oversight ✓ Proactive patient advocate team ✓ Detect early warning signs to minimize risk during surgery ✓ Educate payors on the necessity and benefits of IONM	✓ Board certified and highly trained technologists deliver best possible outcomes ✓ Patient advocates and technologists provide information and answer questions before and after surgery

Assure Neuromonitoring | 20

Non - GAAP Financial Measures Reconciliation Assure Neuromonitoring | 21 Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 (unaudited) (unaudited) (unaudited) (unaudited) EBITDA Net loss ($ 5,262) ($ 4,726) ($ 9,576) ($ 7,185) Interest expense 509 439 1,018 846 Accretion expense 171 171 341 341 Income tax (545) (2,303) (171) (2,640) Depreciation and amortization 181 260 365 518 EBITDA (4,946) (6,159) (8,023) (8,120) Stock - based compensation 66 249 56 572 Provision for option liability — (2) — (25) Adjusted EBITDA ($ 4,880) ($ 5,912) ($ 7,967) ($ 7,573) Year Ended December 31, 2022 2021 (unaudited) (unaudited) EBITDA Net Income (loss) ($ 30,112) ($ 2,756) Interest expense 1,739 1,081 Accretion expense 681 556 Income tax 202 (829) Depreciation and amortization 4,060 1,114 EBITDA (23,430) (834) Stock-based compensation 1,418 1,913 Impairment charges 3,540 — Provision for option liability (25) 9 Adjusted EBITDA ($ 18,497) $ 1,088